UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 16, 2022

CAPITAL SOUTHWEST CORPORATION
(Exact Name Of Registrant As Specified In Charter)

Texas	814-00061	75-1072796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8333 Douglas Avenue, Suite 1100
Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 238-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.25 par value per share	CSWC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 16, 2022, Capital Southwest Corporation (the “Company”) entered into an Incremental Commitment and Assumption Agreement (the "Incremental Agreement") among the Company, as borrower (the "Borrower"), Capital Southwest Equity Investments, Inc., as a subsidiary guarantor, the increasing lenders party thereto, the assuming lenders party thereto, and ING Capital LLC, as administrative agent and issuing bank (the "Administrative Agent"), relating to the Second Amended and Restated Senior Secured Revolving Credit Agreement (as amended by the Limited Consent and Amendment No. 1, dated as of September 10, 2021, and Amendment No. 2, dated as of May 10, 2022, the "Credit Agreement"), among the Borrower, the several lenders party to the Credit Agreement, the Administrative Agent, and Texas Capital Bank, N.A., as documentation agent. The Incremental Agreement increases the total commitments under the Credit Agreement by $20 million from $380 million to $400 million. The increase was executed under the accordion feature of the Credit Agreement, which allows for an increase in total commitments under the Credit Facility from new and existing lenders on the same terms and conditions as the existing commitments in an amount up to $400 million.

The description of the Incremental Agreement contained herein is not intended to be complete and is qualified in its entirety by reference to the full text of the Incremental Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated in this item 2.03 by reference.

Item 8.01 Other Events.

On November 16, 2022, the Company issued a press release announcing its entry into the Incremental Agreement. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

10.1
Incremental Commitment and Assumption Agreement dated November 16, 2022 among Capital Southwest Corporation, as borrower, ING Capital LLC, as Administrative Agent, the Increasing Lenders Party Hereto, as Increasing Lenders and the Assuming Lenders Party Hereto, as Assuming Lenders

99.1	Press Release issued by Capital Southwest Corporation on November 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2022

By:	/s/ Michael S. Sarner
Name: Michael S. Sarner
Title: Chief Financial Officer